Exhibit 10.6

SHARE EXCHANGE AGREEMENT

by and among

WANDA SPORTS & MEDIA (HONG KONG) HOLDING CO. LIMITED

EACH OF THE PERSONS LISTED ON SCHEDULE 1 ATTACHED HERETO

WANDA SPORTS & MEDIA CO. LIMITED

and

WANDA SPORTS GROUP COMPANY LIMITED

TABLE OF CONTENTS

PAGE

SECTION 1. INTERPRETATION	2

SECTION 2. SHARE EXCHANGE	5

SECTION 3. COMPLETION	6

SECTION 4. REPRESENTATIONS AND WARRANTIES	7

SECTION 5. COVENANTS	7

SECTION 6. CONDITIONS TO CLOSING	8

SECTION 7. NOTICES	9

SECTION 8. MISCELLANEOUS	11

SECTION 9. GOVERNING LAW AND JURISDICTION	13

SCHEDULE 1 LIST OF CO-INVESTORS

SCHEDULE 2 REPRESENTATIONS AND WARRANTIES OF EACH CO-INVESTOR

SCHEDULE 3 REPRESENTATIONS AND WARRANTIES OF HOLDCO1

SCHEDULE 4 FORM OF INSTRUMENT OF TRANSFER

SCHEDULE 5 FORM OF SOLD NOTE AND BOUGHT NOTE

THIS SHARE EXCHANGE AGREEMENT (this “Agreement”) is entered into on April 8, 2019

AMONG:

(1)                                 WANDA SPORTS & MEDIA (HONG KONG) HOLDING CO. LIMITED, a limited liability company incorporated and existing under the laws of Hong Kong with its registered office at Room 1903, 19/F, Lee Garden One, 33 Hysan Avenue, Causeway Bay, Hong Kong (“HoldCo1”);

(2)                                 Each of the Persons listed on Schedule 1 attached hereto (each a “Co-Investor” and collectively the “Co-Investors”);

(3)                                 WANDA SPORTS & MEDIA CO. LIMITED, a limited liability company incorporated and existing under the laws of the Cayman Islands with its registered office at the offices of Offshore Incorporations (Cayman) Limited, Floor 4, Willow House, Cricket Square, P O Box 2804, Grand Cayman KY1-1112, Cayman Islands (“HoldCo2”); and

(4)                                 WANDA SPORTS GROUP COMPANY LIMITED, a limited liability company incorporated and existing under the laws of Hong Kong with its registered office at Room 1903, 19/F, Lee Garden One, 33 Hysan Avenue, Causeway Bay, Hong Kong (the “Company”).

The above parties are hereinafter referred to as the “Parties” and each a “Party”.

RECITALS:

(A)                               As of the date of this Agreement, the business (“Injected Business”) of (i) Wanda Sports Holdings (USA) Inc. and its Subsidiaries (collectively, “WTC”) and (2) Wanda Sports Co., Ltd. and its Subsidiaries (collectively, “WSC”) has been injected and consolidated into the Company in accordance with the restructuring plan provided by the Company to the Co-Investors on the date of this Agreement (the “Restructuring Plan”).

(B)                               As of the date of this Agreement, HoldCo1 owns 32,368,549 ordinary shares of HoldCo2, representing 75.39% of the total issued shares of HoldCo2, and the Co-investors collectively own 10,565,625 ordinary shares of HoldCo2, representing 24.61% of the total issued shares of HoldCo2;

(C)                               As of the date of this Agreement and immediately prior to the Completion (as defined below), HoldCo1 owns 77,114,964 Class B ordinary shares of the Company, representing 45.54% of the total issued shares of the Company, and Infront International Holdings AG, a company incorporated and existing under the laws of Switzerland with its registered office at Grafenauweg 2, 6304 Zug, Switzerland (the “IIHAG”), owns 92,216,209 Class B ordinary shares of the Company, representing 54.46% of the total issued shares of the Company;

(D)                               Subject to the terms and conditions of this Agreement, HoldCo1 desires to transfer to each Co-Investor such number of ordinary shares of the Company (the “Company Exchange Shares”) set forth across its name in Schedule 1 in exchange for certain number of shares of HoldCo2 (the “HoldCo2 Exchange Shares”) owned by such Co-Investor as shown in Schedule 1, and each Co-Investor desires to make such share exchange; and

(E)                                The Company plans to seek an initial public offering and listing of its shares in the United States (“IPO”).

AGREEMENT:

SECTION 1.
INTERPRETATION

1.1                               Defined Terms.  In this Agreement, unless the context otherwise requires, the following words and expressions have the following meanings:

“Board” means the board of directors of the Company.

“Business Day” means a day (other than a Saturday, Sunday or public holiday) when banks in Hong Kong, the PRC and Switzerland are open for business.

“Completion” means completion of the Share Exchange.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and includes (x) ownership directly or indirectly of more than 50% of the shares in issue or other equity interests of such person, (y) possession directly or indirectly of more than 50% of the voting power of such Person or (z) the power directly or indirectly to appoint a majority of the members of the board of directors or similar governing body of such Person, and the terms “Controlling” and “Controlled” have meanings correlative to the foregoing.

“Encumbrance” means any claim, charge, encumbrance, lease, covenant, security interest, lien, option, pledge, rights of others, or restriction (whether on voting, sale, transfer, disposition or otherwise), whether imposed by contract, understanding, law, equity or otherwise.

“Existing Investment Agreement” means the Equity Interest Subscription and Shareholders Agreement (有关Wanda Sports & Media Co. Limited的股权认购及股东协议), dated July 2, 2015, by and among HoldCo1, HoldCo2 and the Co-Investors and certain other parties thereto.

“Governmental Authority” means any government or any department, bureau, commission, court, official, political subdivision, tribunal or other instrumentality of any government, any stock exchange or commission, whether national, provincial or local, domestic or foreign.

“Governmental Order” means any applicable order, ruling, decision, verdict, decree, writ, subpoena, mandate, precept, command, directive, consent, approval, award, judgment, injunction or other similar determination or finding by, before or under the supervision of any Governmental Authority.

“Hong Kong” means the Hong Kong Special Administrative Region of the PRC.

“IDG” means, collectively, IDG-Accel China Capital II L.P., IDG-Accel China Capital II Investors L.P., IDG China Capital Fund III L.P., IDG China Capital III Investors L.P. and Achieve Square Holdings Limited.

“Infront Group” has such meaning as defined in the Existing Investment Agreement.

“Material Adverse Effect” means any change, event, circumstance, effect, development, condition or occurrence (each, an “Effect”) which has had a material adverse effect on the business, results of operations or assets of the Company and its Subsidiaries, taken as a whole; provided, however, that no Effect resulting from or arising out of any of the following, either alone or in combination, shall be deemed to constitute, or be taken into account in determining whether there has been, a “Material Adverse Effect”:

(i)                                     effects that generally affect the industries or segments in which the Company or its Subsidiaries operate (including legal and regulatory changes) or seasonal fluctuations in the business of the Company or its Subsidiaries,

(ii)                                  effects arising from any national, international or any foreign or domestic regional economic, financial, social or political conditions (including changes therein) or events in general, including the results of any primary or general elections, or any statements or other proclamations of public officials, or changes in policy related thereto,

(iii)                               effects affecting financial, credit or capital markets in any country or region in the world, including changes in interest rates or foreign exchange rates,

(iv)                              effects caused by or resulting from an outbreak or escalation of hostilities, acts of terrorism, cyber-attacks, military action, political instability or other national or international calamity, crisis or emergency, an act of God, flood, hurricane, earthquake or other natural disaster or any governmental or other response to any of the foregoing, or

(v)                                 effects arising from actual or potential changes in accounting principles or laws or the interpretation or enforcement thereof.

“Person” means an individual or an entity, including a corporation, limited liability company, general or limited partnership, trust, association or other business or investment entity, or any Governmental Authority.

“PRC” means the People’s Republic of China and for the purpose of this Agreement shall exclude Hong Kong, Taiwan and the Special Administrative Region of Macau.

“Restructuring” means all restructuring steps as contemplated in the Restructuring

Plan, including without limitation, the injection and contribution of the Injected Business into the Company, but excluding the Share Exchange.

“SEC” means the U.S. Securities and Exchange Commission.

“Subsidiary” means, with respect to any specified Person, any Person of which the specified Person, directly or indirectly, Controls.

1.2                               Terms Defined Elsewhere in this Agreement.  The following terms are defined in this Agreement as follows:

“Arbitration Board”	Section 9.2(a)

“Co-Investor(s)”	Preamble

“Company”	Preamble

“Completion Date”	Section 3.1

“Company Exchange Shares”	Recitals

“HKIAC Arbitration Rules”	Section 9.2(a)

“HoldCo1”	Preamble

“HoldCo2”	Preamble

“HoldCo2 Exchange Shares”	Recitals

“IDG Observer”	Section 5.3

“IIHAG”	Recitals

“Injected Business”	Recitals

“IPO”	Recitals

“Party(ies)”	Preamble

“Restructuring Plan”	Recitals

“Share Exchange”	Section 2.1

1.3                               Interpretation.

(a)                                 Section and Schedule headings do not affect the interpretation of this Agreement.

(b)                                 Unless the context otherwise requires, words in the singular include the plural and in the plural include the singular.

(c)                                  Unless the context otherwise requires, a reference to one gender includes a reference to the other genders.

(d)                                 Writing or written includes faxes and e-mail.

(e)                                  References to section and schedules are to the section and schedules of this Agreement; references to paragraphs are to paragraphs of the relevant schedule.

(f)                                   Reference to this Agreement includes this Agreement as amended or varied in accordance with its terms.

(g)                                  The phrase “directly or indirectly” means directly, or indirectly through one or more intermediate Persons or through contractual or other arrangements, and “direct or indirect” has the correlative meaning.

(h)                                 Any words following the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms.

(i)                                     References to “law” shall include all applicable laws, regulations and rules of any Governmental Authority, Governmental Orders, any common or customary law, constitution, code, ordinance, statute or other legislative measure and any regulation, rule, treaty, order, decree or judgment; and “lawful” shall be construed accordingly.

(j)                                    Any reference to a number or price of shares of HoldCo2 or the Company (as the case may be) shall be appropriately adjusted to reflect any bonus share issue, share subdivision, share combination, share split, recapitalization, reclassification or similar event affecting the shares of HoldCo2 or the Company (as the case may be).

SECTION 2.
SHARE EXCHANGE

2.1                               Share Exchange.  At the Completion, each Co-Investor shall assign and transfer to HoldCo1 all of its HoldCo2 Exchange Shares, and in exchange, HoldCo1 shall assign and transfer to such Co-Investor the Company Exchange Shares for such Co-Investor, each as set forth in Schedule 1 and free of any Encumbrance (the “Share Exchange”).

2.2                               Class A and Class B Ordinary Shares.  Class B ordinary shares of the Company owned by HoldCo1, when transferred to a Co-Investor, will be automatically converted into the same number of Class A ordinary shares of the Company under the amended and restated articles of association of the Company. Class A ordinary shares and Class B ordinary shares have the same economic interest per share, but Class A ordinary shares entitle their owners to one (1) vote per share, while Class B ordinary shares entitle their owner to four (4) votes per share.

SECTION 3.
COMPLETION

3.1                               Time and Place.  Completion shall take place via exchange of documents and signatures in person or by emails with scanned copies within five (5) Business Days after satisfaction or waiver of the conditions set forth in Sections 6.1 to 6.3 (other than those conditions which, by their terms, are intended to be satisfied at the Closing, but subject to the satisfaction or waiver thereof at the Closing) or at such other time and place as the Parties may agree in writing (the date on which the Completion takes place, the “Completion Date”).

3.2                               Actions of Co-Investors at Completion.  At the Completion and simultaneously with the actions of HoldCo1 pursuant to Section 3.3, each Co-Investor shall deliver, or cause to be delivered, to HoldCo1:

(a)                                 an instrument of transfer to transfer all of its HoldCo2 Exchange Shares to HoldCo1, duly executed by such Co-Investor, substantially in the form of Schedule 4;

(b)                                 an instrument of transfer to receive the Company Exchange Shares from HoldCo1, duly executed by such Co-Investor, substantially in the form of Schedule 4;

(c)                                  a bought note in respect of the Company Exchange Shares it will receive from HoldCo1, duly executed by such Co-Investor, substantially in the form of Schedule 5; and

(d)                                 a copy of the resolutions adopted by the board of directors or equivalent governing body of each Co-Investor approving the transfer of all of its HoldCo2 Exchange Shares to HoldCo1 and the receipt of the Company Exchange Shares from HoldCo1.

3.3                               Actions of HoldCo1 at Completion. At the Completion and simultaneously with the actions of each Co-Investor pursuant to Section 3.2, HoldCo1 shall deliver, or cause to be delivered, to such Co-Investor:

(a)                                 an instrument of transfer to transfer the Company Exchange Shares for such Co-Investor, duly executed by HoldCo1, substantially in the form of Schedule 4;

(b)                                 an instrument of transfer to receive the HoldCo2 Exchange Shares from such Co-Investor, duly executed by HoldCo1, substantially in the form of Schedule 4;

(c)                                  a sold note in respect of the Company Exchange Shares it will transfer to such Co-Investor, duly executed by HoldCo1, substantially in the form of Schedule 5; and

(d)                                 a copy of the resolutions adopted by the Board, approving the transfer of the Company Exchange Shares to such Co-Investor and the registration of such Co-Investor as the legal and beneficial owner of the corresponding number of Company Exchange Shares in the register of members of the Company, subject only to stamping of the instrument of transfer and bought and sold notes;

(e)                                  a copy of the resolutions adopted by the board of directors of HoldCo2 approving the transfer of the HoldCo2 Exchange Shares of such Co-Investor to HoldCo1; and

(f)                                   a copy of the resolutions adopted by the board of directors of HoldCo1 approving the transfer of the Company Exchange Shares to such Co-Investor and the receipt of the HoldCo2 Exchange Shares from such Co-Investor.

3.4                               Cooperation. HoldCo1 and each Co-Investor shall cooperate with each other to timely update the registers of members of HoldCo2 and the Company to reflect the Share Exchange.

SECTION 4.
REPRESENTATIONS AND WARRANTIES

4.1                               Representations and Warranties of Each Co-Investor.  Each Co-Investor hereby represents and warrants to HoldCo1 that each statement with respect to itself in Schedule 1 shall be true and correct on the date of this Agreement and on the Completion Date.

4.2                               Representations and Warranties of HoldCo1.  HoldCo1 hereby represents and warrants to each Co-Investor that each statement in Schedule 2 shall be true and correct on the date of this Agreement and on the Completion Date.

SECTION 5.
COVENANTS

5.1                               Operation of Injected Business Prior to Closing. From the date hereof until the Completion Date, HoldCo1 shall ensure that the Injected Business is conducted in the ordinary course of business consistent with past practice.

5.2                               Access to Information. From the date hereof until the Completion Date, the Co-Investors, including its counsel, financial advisors, auditors and other authorized representatives, will be furnished, quarterly financial and operating data and other information of the Company (including information on the business segments of Mass Participation, Spectator Sports and Digital Production and Sports Services) as such Persons may reasonably request from time to time.  Any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries (including the Injected Business).

5.3                               IDG Observer.  The Company hereby agrees that, at any time during the period from the date hereof to the date when the IPO is consummated, IDG shall be entitled to appoint one (1) observer (the “IDG Observer”) to the Board. The IDG Observer shall be entitled to attend meetings of the Board and receive copy of all notices, minutes, consents and other material that are provided to the directors at the same time and in the same manner as provided to the directors of the Board, but shall not have any voting right in respect of matters submitted to the Board.

SECTION 6.
CONDITIONS TO CLOSING

6.1                               Conditions to Obligations of All Parties. The obligations of each Party to consummate the Share Exchange shall be subject to the fulfillment, at or prior to the Completion, of each of the following conditions:

(a)                                 no Governmental Authority shall have enacted, issued, promulgated, enforced or entered any law which has the effect of making the Share Exchange illegal, otherwise restraining or prohibiting consummation of the Share Exchange or causing the Share Exchange to be rescinded following completion thereof; and

(b)                                 (i) a Shareholders Agreement of the Company with provisions that are substantially consistent with Article 9 (Issuance of Relevant Securities), Article 10 (Transfer Restrictions), Article 11 (Disposal of Relevant Securities), Section 12.4 (Board Observer) (only applicable to IDG and from the date hereof until the completion of an IPO), Section 12.5 (Limitations on Board Observer Right), Section 12.7 (Prevailing Agreement), Section 12.8 (No Redemption or Repurchase), Section 12.9 (Related Party Transactions), Section 12.10 (Future Equity Financing) (with the minimum valuation of the Company in any new equity issuance by the Company before an IPO being the total purchase price paid by the Co-Investors in their investment in HoldCo2 divided by 13.21%),Article 13 (Audit Right and Information Right), Article 14 (Dividend), Article 16 (Management Agreements), Article 17 (Bankruptcy and Material Adverse Change) and Article 18 (Confidential Information) of the Existing Investment Agreement, to be effective until completion of an IPO, and (ii) a registration rights agreement shall have been duly executed and delivered by the parties hereto.

6.2                               Conditions to Obligations of Co-Investors. The obligations of Co-Investors to consummate the Share Exchange shall be subject to the fulfillment or each Co-Investor’s waiver by unanimous consent, at or prior to the Completion, of each of the following conditions:

(a)                                 the representations and warranties made by HoldCo1 herein shall be true and correct in all material respects as of the date of the Completion as if they had been made on and as of such date;

(b)                                 HoldCo1 and its Subsidiaries shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by them prior to or on the Completion Date;

(c)                                  so long as IDG elects to appoint the IDG Observer to the Board before the date of the Completion, the IDG Observer shall have been duly appointed to the Board within five (5) Business Days upon such election by IDG; and

(d)                                 no Material Adverse Effect shall have occurred following the date of this Agreement.

6.3                               Conditions to Obligations of HoldCo1. The obligations of HoldCo1 to consummate the Share Exchange shall be subject to the fulfillment or HoldCo1’s waiver, at or prior to the Completion, of the following condition: the representations and warranties made by each Co-Investor herein shall be true and correct in all material respects as of the date of the Completion as if they had been made on and as of such date.

SECTION 7.
NOTICES

7.1                               Each notice, demand or other communication given or made under this Agreement shall be in writing in English and delivered or sent to the relevant Party at its address or fax number, with a copy to its e-mail address (if any) set out below (or such other address or fax number as the addressee has by five (5) Business Days’ prior written notice specified to the other Party). Any notice, demand or other communication given or made by letter between countries shall be delivered by international commercial overnight delivery service or courier. Any notice, demand or other communication so addressed to the relevant Party shall be deemed to have been delivered, (a) if delivered in person or by messenger, when proof of delivery is obtained by the delivering Party; (b) if sent by post within the same country, on the third (3rd) Business Day following posting, and if sent by post to another country, on the seventh (7th) Business Day following posting; (c) if given or made by fax, upon dispatch and the receipt of a transmission report confirming dispatch; and (d) if given or made by email, upon dispatch and the receipt of an email reply confirming receipt.

7.2                               Contact Information. The initial address, facsimile and email for each Party for the purposes of this Agreement are:

if to the Co-Investors:

IDG-Accel China Capital II L.P.

IDG-Accel China Capital II Investors L.P.

IDG China Capital Fund III L.P.

IDG China Capital III Investors L.P.

Achieve Square Holdings Limited

Facsimile: (852) 2529 1016

Attention: Chi Sing Ho

Email: simon_ho@idgvc.mo

Address: Unit 5505, 55th Floor, the Center, 99 Queen’s Road, Hong Kong

with a copy to:

Facsimile: (8610) 8512 0225

Attention: Dai Qiang and Liu Yi

Email: qiang_dai@idgcapital.com, yi_liu@idgcapital

Address: 6th Floor, Tower A, COFCO Plaza, 8 Jianguomennei Dajie, Beijing, 100005, P.R. China

Orient Pearl Media Sports Holdings Limited

Office: (852) 2152 9889

Attention: Peter Wong

Email: peter.wong@cmccap.com

Shengke Limited

Facsimile: (8610) 6581 1108

Attention: Liu Chengye and Liu Feiqin

Email: liuchengye@yifang.cn, liufeiqin@yifang.cn

Address: 12th floor, Block A, Wanda Plaza, 93 Jianguo Road, Chaoyang District, Beijing

China Point (CAY) Special Situations Fund SPC — China Point Special Situations Fund I SP

Facsimile: (852) 2523 4507

Attention: James KO

Email: james.k.ko@gmail.com

Address: 3901B, Far East Finance Centre, 16 Harcourt Road, Admiralty, Hong Kong

Zhu Xiang International Investment Limited

Facsimile: (8610) 6608 8061

Attention: Zhao Jun

Email: zhaojun@reorientcapital.com.cn

Address: No.8, Gong Men Kou Heng Hutong, Fu Cheng Men Nei Avenue, Xicheng District, Beijing, China（北京市西城区阜成门内大街宫门口横胡同8号）

if to HoldCo1, HoldCo2 or the Company:

9/F, Tower B, Wanda Plaza, 93 Jianguo Road, Chaoyang District

100022, Beijing, PRC

Facsimile:

Attention: Sally Su

Email: Suli14@wanda.cn

SECTION 8.
MISCELLANEOUS

8.1                               Further Assurance.  Each Party shall from time to time and at all times hereafter make, do, execute or cause to be made, done and executed such further acts, deeds, conveyances, consents and assurances, without further consideration, which may reasonably be required to give full effect to the terms of this Agreement or to vest in any other Party such other Party’s full rights and entitlements hereunder.

8.2                               Entire Agreement.  This Agreement, and any documents referred to in it, constitute the entire agreement between the Parties and supersedes and extinguishes all previous drafts, agreements, arrangements and understandings between them, whether written or oral, relating to its subject matter.

8.3                               Variation and Waiver.

(a)                                 Any variation or amendment of this Agreement shall be in writing and signed by or on behalf of the Parties.

(b)                                 Any waiver of any right under this Agreement is only effective if it is in writing and it applies only to the Party to whom the waiver is addressed and to the circumstances for which it is given, and shall not prevent the Party who has given the waiver from subsequently relying on the provision it has waived.

(c)                                  No failure to exercise or delay in exercising any right or remedy provided under this Agreement or by law constitutes a waiver of such right or remedy or shall prevent any future exercise in whole or in part thereof.

(d)                                 No single or partial exercise of any right or remedy under this Agreement shall preclude or restrict the further exercise of any such right or remedy.

(e)                                  Unless specifically provided otherwise, rights arising under this Agreement are cumulative and do not exclude rights provided by law.

8.4                               Taxes and Costs.

(a)                                 All stamp duties (including such duties payable pursuant to the Stamp Duty Ordinance (Cap. 117 of the Laws of Hong Kong)), transfer, documentary, sales, use, registration and similar Taxes, any penalties, interest and additions to Tax related thereto and recording fees incurred in connection with this Agreement and the Share Exchange pursuant to this Agreement (if any) shall be shared equally between HoldCo1 and each relevant Co-Investor.  As soon as reasonably practicable after Completion, HoldCo1 shall deliver to the Hong Kong Inland Revenue Department the instruments of transfer, bought notes and sold notes and all other necessary documentation and, so far as it is able, procure that such instruments of transfer and bought notes and sold notes are each duly stamped by the Hong Kong Inland Revenue Department within the time limit specified under the Stamp Duty Ordinance.  Each Co-Investor shall cooperate with HoldCo1 in good faith and timely provide all documentation required in connection therewith.

(b)                                 Save as set forth in Section (a) above, all costs in connection with the negotiation, preparation, execution and performance of this Agreement, and any documents referred to in it, shall be borne by the Party that incurred the costs.

8.5                               Severance.

(a)                                 If any provision of this Agreement (or part of a provision) is found by any court or administrative body of competent jurisdiction to be invalid, unenforceable or illegal, the other provisions shall remain in force.

(b)                                 If any invalid, unenforceable or illegal provision would be valid, enforceable or legal if some part of it were deleted, the provision shall apply with whatever modification is necessary to give effect to the commercial intention of the Parties.

8.6                               Third Party Rights.  The Contract (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of Hong Kong) shall not apply to this Agreement and no Person other than the Parties shall have any rights under it, nor shall it be enforceable by any Person other than the Parties.

8.7                               Successors.  The rights and obligations of the Parties under this Agreement shall continue for the benefit of, and shall be binding on, their respective successors and permitted assigns.

8.8                               Assignment.  No Party may assign its rights or obligations under this Agreement without the prior written consent of each other Party, and any purported assignment without such consent shall be void and without effect.

8.9                               Counterparts.  This Agreement may be executed in any number of counterparts, each of which is an original and which together have the same effect as if each Party had signed the same document.

SECTION 9.
GOVERNING LAW AND JURISDICTION

9.1                               Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of Hong Kong, without giving effect to its conflicts of law principles.

9.2                               Arbitration.

(a)                                 Any dispute or claim arising out of or in connection with or relating to this Agreement, or the breach, termination or invalidity hereof (including the validity, scope and enforceability of this arbitration provision), shall be finally resolved by arbitration in Hong Kong under the auspices of the Arbitration Center and in accordance with the Hong Kong International Arbitration Center Administered Arbitration Rules (the “HKIAC Arbitration Rules”) in force when the Notice of Arbitration is submitted and as may be amended by the rest of this Section 9.2(a).  For the purpose of such arbitration, there shall be three arbitrators (the “Arbitration Board”). The plaintiff(s) shall jointly select one arbitrator and the defendant(s) shall jointly select one arbitrator. All selections shall be made within 30 days after the selecting Party gives or receives the demand for arbitration.  Such arbitrators shall be freely selected, and the Parties shall not be limited in their selection to any prescribed list.  The Chairman of the Arbitration Center shall select the third arbitrator.  If any arbitrator to be appointed by a Party has not been appointed and consented to participate within 30 days after the selection of the first arbitrator, the relevant appointment shall be made by the Chairman of the Arbitration Center.  The language of the arbitration shall be English.

(b)                                 The arbitrators shall decide any such dispute or claim strictly in accordance with the governing law specified in Section 9.1. Judgment upon any arbitral award rendered hereunder may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

(c)                                  Any award made by the Arbitration Board shall be final and binding on each of the Parties that were parties to the dispute. The Parties expressly agree to waive the applicability of any laws and regulations that would otherwise give the right to appeal the decisions of the Arbitration Board so that there shall be no appeal to any court of law for the award of the Arbitration Board, and a Party shall not challenge or resist the enforcement action taken by any other Party in whose favor an award of the Arbitration Board was given.

IN WITNESS THEREOF, the Parties have executed this Agreement as of the date first above written.

WANDA SPORTS & MEDIA (HONG KONG) HOLDING CO. LIMITED

By:	/s/ ZHANG Lin
Name: ZHANG Lin
Title: Director

WANDA SPORTS & MEDIA CO. LIMITED

By:	/s/ ZHANG Lin
Name: ZHANG Lin
Title: Director

WANDA SPORTS GROUP COMPANY LIMITED

By:	/s/ ZHANG Lin
Name: ZHANG Lin
Title: Director

[SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT]

IDG-ACCEL CHINA CAPITAL II L.P.

By:	/s/ Chi Sing Ho
Name: Chi Sing Ho
Title: Authorized Signatory

IDG-ACCEL CHINA CAPITAL II INVESTORS L.P.

By:	/s/ Chi Sing Ho
Name: Chi Sing Ho
Title: Authorized Signatory

IDG CHINA CAPITAL FUND III L.P.

By:	/s/ Chi Sing Ho
Name: Chi Sing Ho
Title: Authorized Signatory

IDG CHINA CAPITAL III INVESTORS L.P.

By:	/s/ Chi Sing Ho
Name: Chi Sing Ho
Title: Authorized Signatory

[SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT]

ACHIEVE SQUARE HOLDINGS LIMITED

By:	/s/ Chi Sing Ho
Name: Chi Sing Ho
Title: Authorized Signatory

[SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT]

ORIENT PEARL MEDIA SPORTS HOLDINGS LIMITED

BY:	/s/ Wong Hoi Pong
Name: Wong Hoi Pong
Title: Authorized Signatory

[SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT]

SHENGKE LIMITED

By:	/s/ James Sun
Name: James Sun
Title: Director

[SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT]

CHINA POINT (CAY) SPECIAL SITUATIONS FUND SPC — CHINA POINT SPECIAL SITUATIONS FUND I SP

By:	/s/ Ko Hin Ting James
Name: Ko Hin Ting James
Title: Director

[SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT]

ZHU XIANG INTERNATIONAL INVESTMENT LIMITED

By:	/s/ Cao Guanye
Name: Cao Guanye
Title: Director

[SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT]

SCHEDULE 1
LIST OF CO-INVESTORS

Name of Co- Investor	Registered Office	Number of HoldCo2 Exchange Shares	Percentage of Total Issued Shares in HoldCo2	Number of Company Exchange Shares	Percentage of Total Issued Shares in the Company
IDG-Accel China Capital II L.P.	c/o IDG Capital Management (HK) Ltd., Unit 5505, 55th Floor, The Center, 99 Queen’s Road Central, Hong Kong	1,196,625	2.79%	2,532,806	1.50%
IDG-Accel China Capital II Investors L.P.	c/o IDG Capital Management (HK) Ltd., Unit 5505, 55th Floor, The Center, 99 Queen’s Road Central, Hong Kong	53,375	0.12%	112,975	0.07%
IDG China Capital Fund III L.P.	lntertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9005, Cayman Islands	1,381,250	3.22%	2,923,588	1.73%
IDG China Capital III Investors L.P.	lntertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9005, Cayman Islands	181,250	0.42%	383,638	0.23%
Achieve Square Holdings Limited	Offshore Incorporations (Cayman) Limited, Floor 4, Willow House, Cricket Square, PO Box 2804, Grand Cayman KY1-1112, Cayman Islands	1,562,500	3.64%	3,307,227	1.95%
Orient Pearl Media Sports Holdings Limited	The Office of Sertus Incorporations (Cayman) Limited, Sertus Chambers, P.O. Box 2547, Cassia Court, Camana Bay,	2,253,125	5.25%	4,769,021	2.82%

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Name of Co- Investor	Registered Office	Number of HoldCo2 Exchange Shares	Percentage of Total Issued Shares in HoldCo2	Number of Company Exchange Shares	Percentage of Total Issued Shares in the Company
	Grand Cayman, Cayman Islands
Shengke Limited	P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	1,812,500	4.22%	3,836,383	2.27%
China Point (CAY) Special Situations Fund SPC — China Point Special Situations Fund I SP	c/o lntertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9005, Cayman Islands	1,250,000	2.91%	2,645,781	1.56%
Zhu Xiang International Investment Limited	OMC Chambers, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands	875,000	2.04%	1,852,047	1.09%
Total		10,565,625	24.61%	22,363,466	13.21%

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SCHEDULE 2
REPRESENTATIONS AND WARRANTIES OF EACH CO-INVESTOR

(A)                               Such Co-Investor has been duly incorporated and is validly existing under the laws of its place of incorporation and is not in receivership or liquidation.

(B)                               Such Co-Investor has legal right, power and authority to enter into, execute, deliver and perform its obligations under this Agreement.

(C)                               Such Co-Investor has taken all corporate action required by it to authorize it to enter into and to perform this Agreement, and any other documents to be executed by it pursuant to or in connection with this Agreement.

(D)                               This Agreement constitutes validly and legally binding obligations of, and is enforceable against such Co-Investor.

(E)                                Such Co-Investor is the legal and beneficial owner of its HoldCo2 Exchange Shares free from any Encumbrance, and as a result of the Completion HoldCo1 will become the legal and beneficial owner of such HoldCo2 Exchange Shares free from any Encumbrance, except in each case as may exist by reason of applicable securities laws.

SCHEDULE 3
REPRESENTATIONS AND WARRANTIES OF HOLDCO1

(A)                               HoldCo1 has been duly incorporated and validly exists under the laws of its place of incorporation and is not in receivership or liquidation.

(B)                               HoldCo1 has full legal right, power and authority to enter into, execute, deliver and perform its obligations under this Agreement.

(C)                               HoldCo1 has taken all corporate action required by it to authorize it to enter into and to perform this Agreement, and any other documents to be executed by it pursuant to or in connection with this Agreement.

(D)                               This Agreement constitutes validly and legally binding obligations of, and is enforceable against HoldCo1.

(E)                                HoldCo1 will be the legal and beneficial owner of the corresponding number of Company Exchange Shares for each Co-Investor free from any Encumbrance prior to Completion, and as a result of the Completion each Co-Investor will become the legal and beneficial owner of the corresponding number of Company Exchange Shares free from any Encumbrance, except in each case as may exist by reason of applicable securities laws.

(F)                                 True and complete copies of the following financial statements have been delivered to the Co-Investors: the audited consolidated balance sheet, cash flow statement and income statement (together with the notes thereto) of the Company for the fiscal years ended December 31, 2016 and 2017 and the unaudited consolidated balance sheet, cash flow statement and income statement of the Company for the fiscal year ended December 31, 2018 (collectively, the “Financial Statements”). The Financial Statements have been prepared in accordance with IFRS applied on a consistent basis and fairly present the consolidated financial conditions, results of operations and cash flows of the Company and its Subsidiaries as of the date and for the period indicated therein.

(G)                               None of the Company and its Subsidiaries have any liabilities or obligations that are required under IFRS to be reflected or reserved for in the Financial Statements as of the date and for the years set forth therein, other than liabilities and obligations (a) disclosed in the draft registration statement of the Company provided to the Co-Investors,  (b) that may have arisen in the ordinary course of business, or (c) which, individually or in the aggregate, would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(H)                              Each of the Injected Business is and has been, since January 1, 2016, conducted in compliance with all applicable laws and regulations, except as disclosed in the draft registration statement of the Company provided to the Co-Investors or as would not be reasonably expected to have a Material Adverse Effect.

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(I)                                   True and complete copies of: (i) the valuation reports of PricewaterhouseCoopers with respect to the Injected Business dated [•], pursuant to which the exchange ratios and other details of the Share Exchange as set forth in Schedule 1 have been determined in good faith by HoldCo1, and (ii) the registration statement on Form F-1 to be confidentially submitted by the Company to the SEC, have been delivered to the Co-Investors. The information contained in the registration statement required to be filed with the SEC in connection with the IPO will not, as of its effective date, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(J)                                   As of the date hereof, the Restructuring shall have been duly completed in accordance with the Restructuring Plan and all applicable laws, and each Co-Investor shall have received all necessary documents evidencing the completion of the Restructuring.

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SCHEDULE 4
FORM OF INSTRUMENT OF TRANSFER

[WANDA SPORTS & MEDIA CO. LIMITED]/[WANDA SPORTS GROUP COMPANY LIMITED]

I/We
of

in consideration of the sum of
paid to me/us by (name)

(occupation)
of (address)

(hereafter “the said Transferee”) do hereby transfer to the said Transferee the	share(s)

numbered
standing in my/our name in the register of:-

[WANDA SPORTS & MEDIA CO. LIMITED]/[WANDA SPORTS GROUP COMPANY LIMITED]

to hold unto the said Transferee its Executors, Administrators or Assigns, subject to the several conditions upon which I/we hold the same at the time of execution hereof.  And we, the said Transferee do hereby agree to take the said share(s) subject to the same conditions.

Witness my/our hands

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Witness to the signature(s) of the Transferor	)
)
)
Witness’s name and address:	)
)
)
	)	Authorized signature(s)
Transferor
Witness to the signature(s) of the Transferee	)
)
)
Witness’s name and address:	)
)
)
	)	Authorized signature(s)
Transferee

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SCHEDULE 5
FORM OF SOLD NOTE AND BOUGHT NOTE

SOLD NOTE

Name of Transferee:

Occupation:

Address:

Name of the Company in which the shares to be transferred:
WANDA SPORTS GROUP COMPANY LIMITED

Number of shares:

Consideration paid:

Authorized signature(s)
Transferor
Dated:

BOUGHT NOTE

Name of Transferor:

Occupation:

Address:

Name of the Company in which the shares to be transferred:
WANDA SPORTS GROUP COMPANY LIMITED

Number of shares:

Consideration paid:

Authorized signature(s)
Transferee

Dated: